Business combinations	9 Months Ended
Sep. 30, 2020
Business combinations
Business combinations

Note 20 - Business combinations

Acquisition of medical technology business from Valeritas, Inc.

On April 2, 2020 (or “the acquisition date”) Zealand acquired substantially all of the medical technology business from Valeritas Holdings, Inc. (or “Valeritas”) pursuant to the terms of the stalking horse asset purchase agreement previously entered into with Valeritas and following approval by the U.S. Bankruptcy Court for the District of Delaware on March 20, 2020.

Valeritas was a U.S. based commercial-stage public company whose activities comprised development, production and sale of wearable disposable insulin pumps and has therefore been acquired to accelerate Zealand’s plans for establishing U.S. operations to support the anticipated launch of the dasiglucagon HypoPal® rescue pen.

The acquisition comprises all medical technology business related tangible and intangible assets that pursuant to the Bankruptcy Code was transferred to Zealand free and clear of all claims, liabilities and encumbrances including the Valeritas workforce. Additionally, the acquisition includes most of the working capital assets and selected liabilities.

Under IFRS 3, Business Combinations, the acquisition has been accounted for as a business combination using the acquisition method. The interim condensed consolidated financial statements include the results of Valeritas for the nine-months periods ended September 30, 2020 from the acquisition date.

The consideration transferred was DKK 167.7 million (USD 24.5 million) and the fair values of the identifiable assets and liabilities of Valeritas as at the date of acquisition were:

Fair value
recognized on
DKK thousand	acquisition
Assets
Physician Relationship	68,459
V-Go IP	13,692
Property, plant and equipment	41,138
Right-of-use assets	14,299
Inventories	55,796
Trade receivables	50,603
Other assets	10,132
Cash and cash equivalents	66

Liabilities
Trade payables	-4,050
Deferred tax liabilities	-11,880
Lease liabilities	-14,046
Other liabilities	-19,792

Total identifiable net assets at fair value	204,417

Bargain purchase recognized	-36,692
Purchase consideration transferred	167,725

Analysis of cash flows on acquisition:
Net cash acquired with the subsidiary (included in cash flows from investing activities)	66
Cash paid	-167,725
Net cash flow on acquisition	-167,659

The fair value attributable to intangible assets (DKK 82.2 million as of the acquisition date) consists of the value arising from the existing Valeritas physician network and relationships, valued at DKK 68.5 million which is based on the estimated cost it would require to establish similar network and relationships, or a so-called  with/without valuation method, and intellectual property related to the V-Go technology, valued at DKK 13.7 million using an excess earnings model. The valuations is calculated using cash flow projections from financial budget approved by Corporate Management covering a 10 year period. The discount rate applied to the cash flow projections is 13%. The growth rate used to extrapolate the cash flows of the unit beyond the 10 year period is -50% which reflects our estimate of the expected lifetime of the product of 10 years with a significant decrease in revenues afterwards.

The calculation of the fair value of intangible assets is most sensitive to the revenue and gross margin growths:

Revenue and gross margin: Revenue and gross margin are based on historical trends. The revenue growth applied in the calculation is between 1-20% in the 10-year budget period with the first years having the highest revenue growth in percentage.

Operating costs: Operating costs are based on historical trends and industry knowledge. Operating costs over the 10-year budget period has been adjusted to incorporate the allocation related to shared efforts of future product launches.

Trade receivables have been measured at the contractual amount expected to be received which approximates the fair value of DKK 50.6 million. The amounts have not been discounted, as maturity on receivables is generally very short and the discounted effect therefore immaterial.

The acquisition resulted in a bargain purchase gain of DKK 36.7 million which was recognized within other operating income in the consolidated income statement. The gain arose as the fair value of the net assets acquired (DKK 204.4 million) exceeded the fair value of the purchase consideration (DKK 167.7 million). The gain is primarily attributable to the Company purchasing the medical technology business of Valeritas out of bankruptcy. Valertias encountered operational and financial difficulties in late 2019 and filed for Bankruptcy in February 2020.

Specifically, the fair value of the tangible and financial assets acquired (DKK 147.5 million), such as inventories, trade receivables, and property, plant and equipment, represents a significant component of the purchase price prior to consideration of the fair value of the identified intangible assets.

Acquisition-related costs of DKK 7.1 million have been expensed and are included in administrative expenses in profit or loss and are part of operating cash flows in the statement of cash flows for three and the nine months periods ended September 30, 2020 that have all been incurred in the three months periods ended March 31, 2020.

Adjustments may be applied to the various net asset categories when full alignment to Zealand accounting policies is finalized. Consequently, adjustments may be applied for a period of up to twelve months from the acquisition date in accordance with IFRS 3.

The Valeritas business acquisition has contributed with net revenues of approximately DKK 104.0 million and profit and loss of approximately DKK -108.8 million to the Group for the interim period ending September 30, 2020 since the acquisition on April 2, 2020.

The revenue and profit or loss of the combined entities (the acquired asset were transferred to several Zealand entities) for the current reporting period as though the acquisition date had been as of the beginning of the annual reporting period is impracticable to disclose as the 2019 Financial Statements for Valeritas have not been audited.